The Emerging Markets
                                 Income Fund II Inc

                                                               December 27, 2001

Dear Shareholder:

We are pleased to provide this semiannual report for The Emerging Markets Income Fund II Inc ("Fund") for the six-month period ended November 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions. In the sections that follow, we provide a detailed summary of the Fund's performance. We hope you find this report to be useful and informative.

The net asset value ("NAV")1 of the Fund decreased from $11.53 per share as of May 31, 2001 to $10.96 per share as of November 30, 2001. In addition, dividends of $0.825 per share from net investment income were paid during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the six months ended November 30, 2001 was 2.32%. In comparison, the J.P. Morgan Emerging Bond Markets Index Plus ("EMBI+")2 returned negative 5.88% for the same period. Past performance is not indicative of future results.

EMERGING MARKETS DEBT OVERVIEW

Developments in Argentina set the tone for emerging markets for the period. Argentina, the worst performer in the EMBI+, returned negative 55.77%. The country, mired in a four-year recession, began the year as the largest weighted country in the EMBI+ at more than 22%. In December, after the conclusion of the Fund's semiannual period, that weighting had been reduced to 4.27%. On a more positive note and in a difficult period for financial markets globally, the remaining 16 countries comprising the EMBI+ outperformed the index, with six of the countries posting double-digit returns.

At the commencement of the Fund's semiannual period in June 2001, the U.S. Federal Reserve Board ("Fed") had already embarked on its fiscal easing policy. Rates stood at 4.00% in June and ended the Fund's semiannual period at 2.00%. This significant easing was a result of continued slow

--------------

1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price, as determined by supply and demand.

2 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady bonds and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot directly invest in an index.

                                                                          Page 1
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U.S. economic growth as well as the September 11 terrorist attacks. On December
11, 2001 (after the close of the Fund's reporting period) the Fed further reduced the benchmark federal funds interest rate ("fed funds rate") 3 by 25 basis points 4, or 0.25%, the eleventh cut of the year. The fed funds rate currently stands at 1.75%, the lowest in 40 years.

Oil prices, an important driver of value in emerging-debt markets, experienced considerable price volatility this period. A number of factors contributed to this volatility, including a global oversupply of oil, reduced air travel, a slowing U.S. economy and confusion over OPEC pricing. Oil prices traded in a range from $28.51 to $18.03 per barrel as investors focused on the declining demand for oil. Prices closed the quarter at $19.44 per barrel. OPEC continues to regulate production as it attempts to defend the price band. OPEC is scheduled to meet on December 28, 2001 if non-OPEC members such as Russia, Mexico and Norway do not meet its demand for output cuts.

Return volatility 5 for emerging markets debt remained below historical levels. 12-month volatility ending November 30, 2001 was 14.02%. However, the combination of the uncertainty surrounding the September 11 attacks and the continued Argentine recession has triggered a recent increase in volatility levels closer to historical averages.

LATIN AMERICA

Latin America as a region returned negative 14.35% for the semiannual period, underperforming the EMBI+ return by more than 8%. The region continues to be influenced by the Argentine recession and its contagion effects on neighboring Latin economies. On a positive note, Brazilian debt prices diverged from Argentina's negative performance, as Brazil produced the EMBI+'s second-best monthly return of 7.81% in November.

ARGENTINA returned negative 55.77% for the semiannual period, the worst performance in the EMBI+. The country continues to struggle with a weak economy and the likelihood of a debt default. In July, the market focused on the difficulties involved in revitalizing the economy. August saw positive momentum as the International Monetary Fund 6 ("IMF") announced an additional $8 billion would be injected into the Argentine economy to help alleviate short-term pressure on deposits and reserves. However, the positive momentum was halted in October and November when Standard & Poor's ("S&P") lowered Argentina's external debt rating twice, from CCC+ to CC and more recently to SD (Selective Default). The SD rating was served when limitations on bank-deposit cash withdrawals were imposed by the Argentine government.

Our strategy concerning Argentina's debt has been consistent throughout the Fund's semiannual period, as we have maintained a meaningful underweight to Argentine securities relative to the EMBI+ since the beginning of the period. We had been concerned that Argentina's inability to roll

---------------

3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

4 A basis point is 0.01%, or one one-hundredth of a percent.

5 Return volatility is the standard deviation of monthly returns over the period being measured.

6 The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

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over maturing debt in a difficult credit-market environment would increase the risk premium in Argentine securities and thus increase the likelihood of credit default. We were also concerned that this increase in risk premium would translate into higher domestic interest rates, which would further depress the economy and prolong a four-year recession. This depressed economic environment, we felt, would further increase friction within an already tenuous political environment. To us, without a drastic change in domestic policy that would spur economic growth, or a massive debt underwriting by an official lender such as the IMF, significantly lower prices in Argentine debt securities were warranted.

Trips to Argentina in May and August led us to the conclusion that newly announced domestic policy actions would not lead to economic growth. In addition, numerous meetings with officials from the IMF, U.S. Treasury, Inter-American Development Bank ("IADB") 7 and the World Bank 8 led us to believe that support from official lenders would only come after numerous fiscal targets were met. Without economic growth, we felt that these targets would be difficult to achieve. Accordingly, while significantly underweight Argentina at the start of the year, we continued to sell positions as the year unfolded. This proved to be fortuitous, as subsequent to the close of the Fund's semiannual period on November 30, Argentina has announced a debt moratorium (default) on all external debt obligations and, as of this writing, is in the process of determining who will be its fourth President in as many weeks.

BRAZIL returned 4.05% for the semiannual period, outperforming the EMBI+ by 10%. The breakaway from Argentine contagion and return to positive performance was the most convincing change in the Latin sector this period. The key issue for Brazil remains the sustainability of its public-sector debt in an environment where Argentina's problems keep the exchange rate and local interest rates under pressure. The market welcomed the August announcement by the IMF granting an extension of a $15 billion line of credit. Positive local developments are still balanced by negative news out of Argentina, but this is changing and opportunities may arise soon. We maintained our slight overweight to Brazil relative to the benchmark for the period.

MEXICO returned 6.91% for the semiannual period, outperforming the EMBI+ by more than 12%. The Mexican economy benefited from oil prices in the $20 range as reflected in its overall levels of growth and fiscal strength. The market continues to anticipate an S&P investment-grade upgrade but the rating agency may delay its decision until the U.S. economy shows signs of recovery. We have maintained our exposure to Mexican debt since we think it is one of the most stable countries in the emerging markets.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries outperformed Latin American countries during the period as the region returned 15.56% and outperformed the EMBI+ by more than 20%. Russia, Turkey, Bulgaria, the Philippines and Poland boosted non-Latin performance for the period.

--------------

7 The IADB was established to help accelerate economic and social development in Latin America and the Caribbean.

8 The World Bank helps developing countries fight poverty and establish economic growth that is stable, sustainable and equitable. One of the ways that the World Bank provides assistance is by lending countries money.

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RUSSIA, the second-best performer in the EMBI+, returned an impressive 23.41%
for the semiannual period. The Russian economy continues to benefit from oil prices in the $20 range as reflected in its overall levels of growth and fiscal strength. Russia's foreign reserves are approaching new highs, reaching $38 billion in October. Domestic consumption has also contributed to growth; GDP growth was 5.5% for the first seven months of 2001. Moody's Investors Service revised its foreign-currency bond rating on two separate occasions from B3 to Ba3 due to Russia's improved capacity to service its debt. Russia's improving fundamentals has led to credit-rating upgrades recently as we remained overweight Russian debt for the period.

TURKEY returned 14.26% for the semiannual period as measured by the EMBI+. During July and August, important laws were passed and the necessary restructuring of the Turkish banking sector commenced. The government embarked on a widely publicized campaign to strengthen the lira and the IMF and World Bank disbursed an additional US$4.2 billion to Turkey. More recently, market sentiment improved toward Turkey thanks to the increasing likelihood of a new international-support package enhanced by its current geopolitical position. The country has enough resources on hand to meet its financing requirements for the rest of the year. Since the September 11 terrorist attacks, we have taken an overweight position in Turkish sovereign debt, which has contributed positively to the Fund's performance. We continue to monitor developments closely.

OUTLOOK

The poor performance in emerging markets debt for the six months ended November 30, 2001 (negative 5.88% for the EMBI+) was achieved amid high financial-markets volatility and Argentina's continued fiscal turmoil. EMBI+ ex-Argentina returned 9.31%, strong performance in such volatile financial markets. EMBI+ sovereign spreads 9 closed the period at 1,069 basis points. We continue to remain invested in what we believe to be a diversified portfolio of emerging markets debt securities.

ANNUAL SHAREHOLDERS MEETING

The Fund held its annual shareholders meeting on November 13, 2001. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors. The following table provides information concerning the matter voted on at the meeting.

ELECTION OF DIRECTORS

      NOMINEES                       VOTES FOR                VOTES WITHHELD
      ----------                    ----------                --------------
      Leslie H. Gelb                 22,166,140                   312,957
      Riordan Roett                  22,206,948                   272,149
      Stephen J. Treadway            22,207,159                   271,938

In a continuing effort to provide timely information about the Fund, shareholders can call 1-888-777-0102 (toll-free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST) for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your account, please call American Stock Transfer & Trust Company at 1-800-937-5449, or 1-718-921-8200 if you are calling from within New York City.

--------------

9 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

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Thank you for your investment in the Fund. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,


/s/ Stephen J. Treadway                        /s/ Heath B. McLendon

Stephen J. Treadway                            Heath B. McLendon
Co-Chairman of the Board                       Co-Chairman of the Board


/s/ Peter J. Wilby                             /s/ James E. Craige

Peter J. Wilby                                 James E. Craige
Executive Vice President                       Executive Vice President


The information provided in this commentary represents the opinion of the Fund's managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's portfolio. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.

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Statement of Investments (unaudited)
November 30, 2001

      Face
    Amount (a)    Bonds -- 90.2%                                                            Value
------------------------------------------------------------------------------------------------------

                  Argentina -- 4.5%
                  Republic of Argentina:
 Peso 5,210,000     8.750% due 7/10/02 ..............................................   $  1,827,978
      2,100,000     14.250% due 11/30/02* ...........................................        866,250
     26,126,000     24.505% due 4/10/05*(b) .........................................     12,017,960
        500,000     11.750% due 2/12/07# ............................................        100,000
 Peso 1,944,182     BOCON, Pro 1, 3.2124% due 4/1/07* ...............................        431,591
                                                                                         -----------
                                                                                          15,243,779
                                                                                         -----------

                  Brazil -- 21.9%
                  Federal Republic of Brazil:
        450,000     9.625% due 7/15/05 ..............................................        415,688
        552,000     12.750% due 1/15/20 .............................................        481,620
     24,568,000     12.250% due 3/6/30 ..............................................     20,207,180
     72,078,000     11.000% due 8/17/40 .............................................     52,508,823
      1,676,470     NMB, Series L, 3.250% due 4/15/09* ..............................      1,299,788
                                                                                         -----------
                                                                                          74,913,099
                                                                                         -----------

                  Bulgaria -- 4.2%
                  Republic of Bulgaria:
     10,250,000     FLIRB, Series A, 4.5625% due 7/28/12* ...........................      8,872,687
      6,682,500     IAB, 4.5625% due 7/28/11* .......................................      5,617,477
                                                                                         -----------
                                                                                          14,490,164
                                                                                         -----------

                  Colombia -- 4.0%
                  Republic of Colombia:
        970,000     8.700% due 2/15/16 ..............................................        745,881
     12,910,000     11.750% due 2/25/20 .............................................     12,861,588
                                                                                         -----------
                                                                                          13,607,469
                                                                                         -----------
                  Costa Rica -- 1.0%
                  Republic of Costa Rica:
        800,000     9.995% due 8/1/20# ..............................................        906,000
      2,500,000     Principal Bond, Series B, 6.250% due 5/21/15 ....................      2,450,000
                                                                                         -----------
                                                                                           3,356,000
                                                                                         -----------
                  Ecuador -- 4.9%
                  Republic of Ecuador:
     14,000,000     12.000% due 11/15/12 ............................................      9,817,500
      9,284,000     5.000% due 8/15/30* .............................................      4,061,750
      6,220,000     5.000% due 8/15/30*, # ..........................................      2,721,250
                                                                                         -----------
                                                                                          16,600,500
                                                                                         -----------

                           See accompanying notes to financial statements.

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



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Statement of Investments (unaudited) (continued)
November 30, 2001

      Face
    Amount (a)    Bonds -- 90.2% (continued)                                                Value
-------------------------------------------------------------------------------------------------------

                  Indonesia -- 0.6%
      2,000,000   APP China Group Ltd, 14.000% due 3/15/10#(c)(d) ...................   $    285,000
      5,804,260   Pt Polytama Propindo, 11.250% due 6/15/07(c)(d) ...................        885,150
                  Tjiwi Kimia International Finance Company B.V.:
      5,000,000     10.000% due 8/1/04(c)(d) ........................................        825,000
      1,000,000     13.250% due 8/1/49(c)(d) ........................................        162,500
                                                                                         -----------
                                                                                           2,157,650
                                                                                         -----------
                  Ivory Coast -- 0.7%
     16,225,000   Republic of Ivory Coast, due 3/31/18(c)(d) ........................      2,433,750
                                                                                         -----------

                  Jamaica -- 0.2%
        500,000   Government of Jamaica, 12.750% due 9/1/07# ........................        547,500
                                                                                         -----------

                  Mexico -- 9.4%
      2,000,000   Hylsa S.A. de C.V., 9.250% due 9/15/07 ............................        790,000
                  PEMEX, Project Funding Master Trust,
     10,200,000     9.125% due 10/13/10 .............................................     10,786,500
      5,000,000     8.000% due 11/15/11 .............................................      4,980,000
                  United Mexican States:
      4,270,000     9.875% due 2/1/10 ...............................................      4,727,958
      7,000,000     11.375% due 9/15/16 .............................................      8,529,500
      2,450,000     8.125% due 12/30/19 .............................................      2,344,037
         25,000     8.300% due 8/15/31 ..............................................         24,000
                                                                                         -----------
                                                                                          32,181,995
                                                                                         -----------
                  Panama -- 2.1%
      8,185,185   Republic of Panama, IRB, 4.750% due 7/17/14* ......................      7,325,741
                                                                                         -----------

                  Peru -- 1.0%
                  Republic of Peru:
      1,285,000     FLIRB, 4.000% due 3/7/17* .......................................        878,619
      3,440,000     PDI Bond, 4.500% due 3/7/17* ....................................      2,588,600
                                                                                         -----------
                                                                                           3,467,219
                                                                                         -----------
                  Philippines -- 2.4%
      9,325,000   Republic of the Philippines, 9.875% due 1/15/19 ...................      8,258,453
                                                                                         -----------

                  Russia -- 20.8%
                  Russian Government:
     11,225,000     10.00% due 6/26/07 ..............................................     10,930,344
      9,375,000     8.250% due 3/31/10 ..............................................      7,886,719
        247,611     8.250% due 3/31/10# .............................................        208,303
     96,600,000     5.000% due 3/31/30* .............................................     51,831,937
        538,300     5.000% due 3/31/30*,# ...........................................        288,831
                                                                                         -----------
                                                                                          71,146,134
                                                                                         -----------

                         See accompanying notes to financial statements.

                                                                                              Page 7

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Statement of Investments (unaudited) (continued)
November 30, 2001

      Face
    Amount (a)    Bonds -- 90.2% (concluded)                                                Value
-------------------------------------------------------------------------------------------------------

                  Turkey -- 4.9%
     18,000,000   Republic of Turkey, 11.875% due 1/15/30 ...........................   $ 16,627,500
                                                                                         -----------

                  Uruguay -- 0.7%
                  Uruguay:
      1,013,156     DCB, Series B, 4.8125% due 2/19/07* .............................        982,762
      1,588,234     NMB, 7.250% due 2/19/06* ........................................      1,548,528
                                                                                         -----------
                                                                                           2,531,290
                                                                                         -----------
                  Venezuela -- 6.9%
                  Republic of Venezuela:
     10,104,000     13.625% due 8/15/18 .............................................      9,139,068
        750,000     DISC, Series W-A, 3.1875% due 3/31/20* ..........................        549,375
      7,000,000     DISC, Series W-B, 3.000% due 3/31/20* ...........................      5,127,500
     10,756,902     NMB, 4.875% due 12/18/05 ........................................      8,820,660
                                                                                         -----------
                                                                                          23,636,603
                                                                                         -----------
                  Total Bonds (Cost -- $328,888,367) ................................    308,524,846
                                                                                         -----------

                  Loan Participations+ -- 5.9%
-------------------------------------------------------------------------------------------------------

                  The People's Democratic Republic of Algeria:
         30,589     Tranche 1, 4.3125% due 9/4/06* (J.P. Morgan Chase & Co.) ........         27,912
     11,272,442     Tranche 3, 4.3125% due 3/4/10* (J.P. Morgan Chase & Co.) ........      9,553,394
      2,062,500   Government of Jamaica, Tranche B, 4.4375% due 11/15/04*
                    (J.P. Morgan Chase & Co.)........................................      1,882,031
      3,000,000   Russian Government, Foreign Trade Obligation(d) (Bank of America)..      1,620,000
                  Kingdom of Morocco:
      7,524,898     Tranche A, 5.09375% due 1/1/09* (Credit Suisse First Boston Inc.,
                      J.P. Morgan Chase & Co., Morgan Stanley Dean Witter & Co.).....      6,603,098
        441,160     Tranche B, 5.09375% due 1/1/04*(Morgan Stanley Emerging
                      Markets, Inc.).................................................        387,117
                                                                                         -----------
                  Total Loan Participations (Cost -- $20,091,749)....................     20,073,552
                                                                                         -----------


                  U.S. Government Obligations -- 3.2%
-------------------------------------------------------------------------------------------------------

     11,000,000   U.S. Treasury Notes, 3.000% due 11/30/03 (Cost -- $11,030,937) ....     11,030,943
                                                                                         -----------

      Shares      Rights (d)-- 0.1%
-------------------------------------------------------------------------------------------------------

     60,158,000   United Mexican States Rights, expire 6/30/03 (Cost -- $691,928) ...        360,948
                                                                                         -----------

                           See accompanying notes to financial statements.

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

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Statement of Investments (unaudited) (concluded)
November 30, 2001

    Warrants      Warrants (d) -- 0.0%                                                       Value
-------------------------------------------------------------------------------------------------------

          2,000   Asia Pulp and Papers Warrants, expire 3/15/05# (Cost -- $0) .......   $          0
                                                                                        ------------

      Face
    Amount(a)     Repurchase Agreement -- 0.6%
-------------------------------------------------------------------------------------------------------

      1,976,000   UBS Warburg LLC, 2.050%, $1,976,338 due 12/3/01
                    (collateralized by $1,657,000 U.S. Treasury Bond
                    due 2/15/23, valued at $2,017,398) (Cost -- $1,976,000)..........      1,976,000
                                                                                        ------------

                  Total Investments -- 100.0% (Cost -- $362,678,981**)...............   $341,966,289
                                                                                        ============

---------------
   (a) Face amount denominated in U.S. dollars unless otherwise indicated.
   (b) Coupon rate is derived from a formula based on the yields of other Argentina global bonds.
   (c) Security is currently in default.
   (d) Non-income producing security.
   * Rate shown reflects rate in effect at November 30, 2001 on instrument with variable rates or step coupon rates.
   **  Aggregate cost for federal income tax purposes is substantially the same.
   + Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
   # Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   DISC     - Discount Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   IAB      - Interest Arrears Bond.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.


                 See accompanying notes to financial statements.


                                                                          Page 9


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Statement of Assets and Liabilities (unaudited)
November 30, 2001

ASSETS
  Investments, at value (cost -- $362,678,981).......................................   $341,966,289
  Receivable for securities sold.....................................................     22,208,987
  Interest receivable................................................................      9,366,784
  Prepaid expenses...................................................................          2,702
                                                                                        ------------
  Total Assets.......................................................................    373,544,762
                                                                                        ------------

LIABILITIES
  Payable to bank....................................................................        213,516
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................     12,805,472
  Loan interest payable..............................................................        101,308
  Management fee payable (Note 2)....................................................        249,965
  Accrued expenses...................................................................        317,947
                                                                                        ------------
  Total Liabilities..................................................................    113,688,208
                                                                                        ------------
  Net Assets.........................................................................   $259,856,554
                                                                                        ============
NET ASSETS
  Common Stock ($0.001 par value, authorized
    100,000,000; 23,714,959 shares outstanding)......................................   $     23,715
  Additional paid-in capital.........................................................    326,985,715
  Undistributed net investment income................................................      4,668,123
  Accumulated net realized loss on investments.......................................    (51,108,605)
  Net unrealized depreciation on investments and foreign currencies..................    (20,712,394)
                                                                                        ------------
  Net Assets.........................................................................   $259,856,554
                                                                                        ============

NET ASSET VALUE PER SHARE ($259,856,554 / 23,714,959 shares).........................         $10.96
                                                                                              ======

                          See accompanying notes to financial statements.

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


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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Statement of Operations (unaudited)
For the Six Months Ended November 30, 2001

INCOME
  Interest (includes discount accretion of $3,809,776)...............................   $ 24,712,494

EXPENSES
  Interest on loan...................................................................      2,849,834
  Management fee.....................................................................      1,543,781
  Custodian..........................................................................         88,135
  Printing...........................................................................         30,195
  Audit and tax services.............................................................         28,548
  Legal..............................................................................         25,071
  Directors' fees and expenses.......................................................         16,653
  Transfer agent expenses............................................................         16,104
  Listing fees.......................................................................         15,954
  Other.............................................................................          18,331
                                                                                        ------------
  Total Expenses.....................................................................      4,632,606
                                                                                        ------------
Net Investment Income................................................................     20,079,888
                                                                                        ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) on:
    Investments......................................................................        270,915
    Written options..................................................................        243,400
    Foreign currency transactions....................................................         (5,810)
                                                                                        ------------
  Net Realized Gain..................................................................        508,505
                                                                                        ------------
  Net Change in Unrealized Depreciation on:
    Investments......................................................................    (14,596,872)
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................         (6,721)
                                                                                        ------------
    Increase in Net Unrealized Depreciation..........................................    (14,603,593)
                                                                                        ------------
Net Loss on Investments and Foreign Currency Transactions ...........................    (14,095,088)
                                                                                        ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................................   $  5,984,800
                                                                                        ============

                         See accompanying notes to financial statements.

                                                                                             Page 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Statement of Changes in Net Assets
For the Six Months Ended November 30, 2001 (unaudited) and the Year Ended May 31, 2001

                                                                       November 30          May 31
-------------------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income.............................................  $ 20,079,888      $ 41,328,073
  Net realized gain.................................................       508,505        26,800,386
  Increase in net unrealized depreciation...........................   (14,603,593)      (13,291,512)
                                                                      ------------      ------------
  Increase in Net Assets From Operations............................     5,984,800        54,836,947
                                                                      ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................   (19,484,501)      (38,751,801)
  Net realized gains................................................       --                --
                                                                      ------------      ------------
  Decrease in Net Assets From
    Distributions to Shareholders...................................   (19,484,501)     ( 38,751,801)
                                                                      ------------      ------------

FUND SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (127,564 and 153,712 shares issued).............................     1,458,615         1,752,961
                                                                      ------------      ------------
Total Increase (Decrease) in Net Assets.............................   (12,041,086)       17,838,107
                                                                      ------------      ------------

NET ASSETS
  Beginning of period...............................................   271,897,640       254,059,533
                                                                      ------------      ------------
  End of period (includes undistributed net investment income of
    $4,668,123 and $4,072,736, respectively)........................  $259,856,554      $271,897,640
                                                                      ============      ============


Statement of Cash Flows (unaudited)
For the Six Months Ended November 30, 2001

Cash Flows From Operating Activities:
  Purchases of long-term portfolio investments.......................................   $(514,913,828)
  Proceeds from disposition of long-term portfolio investments and principal paydowns     520,245,769
  Net purchases of short-term portfolio investments..................................      (1,331,000)
                                                                                        -------------
                                                                                            4,000,941

  Net investment income..............................................................      20,079,888
  Adjustments to reconcile net investment income to net cash provided by operating activities:
    Accretion of discount on investments.............................................      (3,809,776)
    Net change in receivables/payables related to operations.........................      (2,458,551)
                                                                                        -------------
    Net Cash Provided by Operating Activities........................................      17,812,502
                                                                                        -------------

Cash Flows Used by Financing Activities:
  Proceeds from reinvestment of dividends............................................       1,458,615
  Cash dividends paid................................................................     (19,484,501)
                                                                                        -------------
  Net Cash Used by Financing Activities..............................................     (18,025,886)
                                                                                        -------------

Net Decrease in Cash.................................................................        (213,384)
Cash at Beginning of Period..........................................................             132
                                                                                        -------------
Payable to Bank at End of Period.....................................................   $    (213,516)
                                                                                        =============

                         See accompanying notes to financial statements.

Page 12


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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund invests primarily in U.S. dollar denominated debt securities of government and government related issuers located in emerging market countries, and of entities organized to restructure the outstanding debt of these issuers.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (A) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (C) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements  (unaudited) (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (D) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (E) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (F) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (G) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (unaudited) (continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain
     (loss) on foreign currency transactions.

     (H) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (I) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended November 30, 2001, the Fund paid interest expense of $3,022,889.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has entered into a management agreement with PIMCO Advisors, Division of Allianz Dresdner Asset Managment of America L.P. (the "Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

     The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

     At November 30, 2001 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the six months ended November 30, 2001 aggregated $516,592,180 and $441,996,309, respectively. The federal income tax cost basis of the Fund's investments at November 30, 2001 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $17,360,830 and $38,073,522, respectively, resulting in a net unrealized depreciation on investments of $20,712,692.

     The following written put option transactions occurred during the six months ended November 30, 2001.

                                                                     Number of
                                                                     Contracts       Premium
                                                                     ---------      ---------
     Options written, outstanding at May 31, 2001                      1,120        $ 985,200
     Options canceled in closing purchase transactions                (1,120)        (985,200)
                                                                      ------        ---------
     Options written, outstanding at November 30, 2001                  --          $   --
                                                                      ======        =========

     In the year ended May 31, 2001, permanent book/tax differences were reclassified from accumulated net realized loss on investments to undistributed net investment income.

4.   LOAN

     At November 30, 2001, the Fund had outstanding a $100,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 2001 was $20,073,552.

     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

5.   LOAN PARTICIPATIONS/ASSIGNMENTS (CONCLUDED)

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.  "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.  CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 2001, the Fund has a concentration of risk in sovereign debt of emerging market countries.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of November 30, 2001, the Fund has no outstanding forward contracts.

     The Fund enters into option transactions as part of its investment strategy or to hedge against possible changes in the market value of certain securities held. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. As of November 30, 2001, the Fund has no outstanding option contracts.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (unaudited) (concluded)

9.   DIVIDEND SUBSEQUENT TO MAY 31, 2001

     On October 23, 2001, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on December 28, 2001 to shareholders of record December 18, 2001.

10.  CAPITAL LOSS CARRYFORWARD

     At May 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $45,948,000, available to offset future capital gains through May 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and date of expiration of the carryforward losses is indicated below:

                  May 2007                           May 2008
                  ---------                          ---------
                 $34,136,600                        $11,811,400

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                                  Period Ended                  Year Ended
                                                  November 30,    -----------------------------------------
                                                      2001        May 31,    May 31,   May 28,      May 29,
                                                   (unaudited)     2001       2000      1999         1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....            $11.53       $10.84    $   9.71   $ 15.03     $  17.19
                                                     ------       ------    --------   -------     --------
Income (Loss) From Operations:
   Net investment income.................              0.85         1.80        1.36      1.78         1.68
   Net realized and unrealized gain (loss)            (0.59)        0.54        1.41     (4.45)       (0.86)
                                                     ------       ------    --------   -------     --------
Total Income (Loss) From Operations......              0.26         2.34        2.77     (2.67)        0.82
                                                     ------       ------    --------   -------     --------
Less Distribution From:
   Net investment income.................             (0.83)       (1.65)      (1.65)    (1.80)       (1.59)
   Net realized capital gains............                --           --          --     (0.88)       (1.39)
                                                     ------       ------    --------   -------     --------
Total Distributions......................             (0.83)      ( 1.65)      (1.65)    (2.68)       (2.98)
                                                     ------       ------    --------   -------     --------
Increase in Net Asset Value Due to Shares
   Issued on Reinvestment of Dividends...                --           --        0.01      0.03           --
                                                     ------       ------    --------   -------     --------
Net Increase (Decrease) in Net
   Asset Value...........................             (0.57)        0.69        1.13     (5.32)       (2.16)
                                                     ------       ------    --------   -------     --------
Net Asset Value, End of Period...........            $10.96       $11.53    $  10.84   $  9.71     $  15.03
                                                     ======       ======    ========   =======     ========
Per Share Market Value, End of Period....            $12.20       $12.65    $10.8125   $11.875     $15.4375
                                                     ======       ======    ========   =======     ========
Total Return Based on Market
   Price Per Share (a)...................             3.52%       35.06%       5.83%    -0.43%       17.51%
Ratios to Average Net Assets:
   Total expenses, including interest
     expense.............................             3.58%(b)     4.55%       4.45%     4.00%        3.14%
   Total expenses, excluding interest
     expense (operating expenses)........             1.38%(b)     1.37%       1.39%     1.35%        1.35%
   Net investment income.................            15.53%(b)    15.41%      13.52%    17.52%       10.16%
Supplemental Data:
   Net assets, end of period (000).......          $259,857     $271,898    $254,060  $225,007     $335,080
   Portfolio turnover rate...............              137%         225%         93%      148%         136%
   Loan outstanding, end of period (000).          $100,000     $100,000    $100,000  $100,000     $100,000
   Asset coverage (000)..................          $359,857     $371,898    $354,010  $325,507     $435,080
   Weighted average loan (000)...........          $100,000     $100,000    $100,000  $100,000     $100,000
   Weighted average interest rate
     on loans............................             5.70%(b)     8.55%       7.55%     6.11%        6.46%

----------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.

                                                                                                    Page 19



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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

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5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.


                                                                         Page 21


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9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the


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full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


                                                                         Page 23

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

Directors                                                    The Emerging Markets
                                                             Income Fund II Inc
CHARLES F. BARBER, Emeritus Director
      Consultant; formerly Chairman,                               125 Broad Street
      ASARCO Inc.                                                  10th Floor, MF-2
                                                                   New York, New York 10004
LESLIE H. GELB                                                     For information call (toll free)
      President, The Council                                       1-888-777-0102
      on Foreign Relations

HEATH B. MCLENDON                                            INVESTMENT MANAGER
      Co-Chairman of the Board;                                    PIMCO Advisors, Division of Allianz Dresdner
      Managing Director, Salomon                                   Asset Management of America L.P.
      Smith Barney Inc.                                            800 Newport Center Drive
      President and Director, Smith Barney Fund                    Newport Beach, California 92660
      Management LLC and Travelers Investment
      Advisers, Inc.                                         INVESTMENT ADVISER
                                                                   Salomon Brothers Asset Management Inc
RIORDAN ROETT                                                      125 Broad Street
      Professor and Director,                                      10th Floor, MF-2
      Latin American Studies Program,                              New York, New York 10004
      Paul H. Nitze School of Advanced
      International Studies,                                 CUSTODIAN
      Johns Hopkins University                                     Brown Brothers Harriman & Co.
                                                                   40 Water Street
JESWALD W. SALACUSE                                                Boston, Massachusetts 02109
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,                     DIVIDEND DISBURSING AND TRANSFER AGENT
      The Fletcher School of Law & Diplomacy                       American Stock Transfer & Trust Company
      Tufts University                                             40 Wall Street
                                                                   New York, New York 10005
STEPHEN J. TREADWAY
      Co-Chairman of the Board;                              INDEPENDENT ACCOUNTANTS
      Managing Director, Allianz Dresdner Asset                    PricewaterhouseCoopers LLP
      Management of America L.P.                                   1177 Avenue of the Americas
      Managing Director and                                        New York, New York 10036
      Chief Executive Officer,
      PIMCO Funds Distributors LLC                           LEGAL COUNSEL
                                                                   Simpson Thacher & Bartlett
Officers                                                           425 Lexington Avenue
                                                                   New York, New York 10017
HEATH B. MCLENDON
      Co-Chairman of the Board                               NEW YORK STOCK EXCHANGE SYMBOL
                                                                   EDF
STEPHEN J. TREADWAY
      Co-Chairman of the Board

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON B. SCHOTT, JR.
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

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


                 The Emerging Markets
                 Income Fund II Inc

                 Semi-Annual Report

                 November 30, 2001

------------------------------------------------------------
                     The Emerging Markets Income Fund II Inc
                     ----------------------------------------------------------




American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005



                              --------------------
                                FIRST-CLASS MAIL
                                  U.S. POSTAGE
                                      PAID
                                  BROOKLYN, NY
                                 PERMIT No. 1726
                              --------------------


EDFSEMI 11/01